Exhibit 99.2  -- Financial Statements






                BEIJING HAPPY VITAMINS TRADING CO., LTD.


                         FINANCIAL STATEMENTS


                  March 31, 2008 and December 31, 2007

                                   CONTENTS


Independent Registered Public Accounting Firm......................  F-2a

Balance Sheets.....................................................  F-3a

Statements of Operations...........................................  F-4a

Statements of Members' Equity......................................  F-5a

Statements of Cash Flows...........................................  F-6a

Notes to the Financial Statements..................................  F-7a



                                     F-1a
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MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
     PCAOB REGISTERED


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------


To the Board of Directors
Beijing Happy Vitamins Trading Co., Ltd.

We have audited the accompanying balance sheets of Beijing Happy Vitamins Trading Co., Ltd. as of March 31, 2008 and December 31, 2007, and the related statements of operations, members' equity and cash flows for the three-month period ended March 31, 2008 and from inception on July 24, 2007 through December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Happy Vitamins Trading Co., Ltd. as of March 31, 2008 and December 31, 2007, and the related statements of operations, members' equity and cash flows for the three-month period ended March 31, 2008 and from inception on July 24, 2007 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated deficit of $14,605 as of March 31, 2008, has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
---------------------------------
    Moore & Associates Chartered
    Las Vegas, Nevada
    June 13, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
(702) 253-7499 Fax (702) 253-7501

                                     F-2a
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                 BEIJING HAPPY VITAMINS TRADING CO., LTD.
                             Balance Sheets


Balance Sheets

                                 ASSETS
                                 ------

                                                March 31,      December 31,
                                                  2008             2007
                                             ---------------  --------------
CURRENT ASSETS

  Cash and cash equivalents                  $        4,999   $      19,305
  Prepaid expenses                                      740             615
                                             ---------------  --------------
     Total Current Assets                             5,739          19,920
                                             ---------------  --------------
     TOTAL ASSETS                            $        5,739   $      19,920
                                             ===============  ==============

                     LIABILITIES AND MEMBERS' EQUITY
                     -------------------------------

CURRENT LIABILITIES

  Taxes payable                              $            -   $      10,649
  Other payables                                          -             299
                                             ---------------  --------------
     Total Current Liabilities                            -          10,948
                                             ---------------  --------------

MEMBERS' EQUITY

  Members' equity                                    21,360          20,501
  Accumulated deficit                               (14,604)        (11,078)
  Accumulated other comprehensive income (loss)      (1,017)           (451)
                                             ---------------  --------------
     Total Members' Equity                            5,739           8,972
                                             ---------------  --------------
     TOTAL LIABILITIES AND MEMBERS' EQUITY   $        5,739   $      19,920
                                             ===============  ==============


  The accompanying notes are an integral part of these financial statements.

                                      F-3a
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                BEIJING HAPPY VITAMINS TRADING CO., LTD.
                        Statements of Operations


Statements of Operations

                                                       From Inception
                                       For the Three    on July 24,
                                        Months Ended    2007 Through
                                          March 31,     December 31,
                                            2008            2007
                                       --------------  --------------
REVENUES                               $           -   $     238,917
COST OF GOODS SOLD                                 -         236,307
                                       --------------  --------------
GROSS MARGIN                                       -           2,610

OPERATING EXPENSES

  General and administrative                   3,527          13,688
                                       --------------  --------------
     Total Operating Expenses                  3,527          13,688
                                       --------------  --------------
INCOME (LOSS) FROM OPERATIONS                 (3,527)        (11,078)
                                       --------------  --------------

OTHER EXPENSES

  Interest expense                                 -               -
                                       --------------  --------------

INCOME (LOSS) BEFORE TAXES                    (3,527)        (11,078)

  Income taxes                                     -               -
                                       --------------  --------------

NET LOSS                               $      (3,527)  $     (11,078)
                                       ==============  ==============

OTHER COMPREHENSIVE INCOME (LOSS)

  Gain (loss) on foreign currency
   translation                                  (565)           (451)
                                       --------------  --------------

NET COMPREHENSIVE INCOME (LOSS)        $      (4,092)  $     (11,529)
                                       ==============  ==============

  The accompanying notes are an integral part of these financial statements

                                    F-4a
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               BEIJING HAPPY VITAMINS TRADING CO., LTD.
                    Statements of Members' Equity


Statements of Members' Equity

                                                  Accumulated
                                                    Other
                                                 Comprehensive   Total
                          Members'  Accumulated     Income      Members'
                           Equity     Deficit       (Loss)       Equity
                          --------  -----------  -------------  ---------
Balance, July 24, 2007    $      -  $        -   $          -   $      -

Members' equity
  contributions             20,501           -              -     20,501

Net loss since inception
 through December 31, 2007       -     (11,078)          (451)   (11,529)
                          --------  -----------  -------------  ---------

Balance, December 31, 2007  20,501     (11,078)          (451)     8,972

Members' equity
  contributions                859           -              -        859

Net loss for the three
  months ended
  March 31, 2008                 -      (3,527)          (565)    (4,092)
                          --------  -----------  -------------  ---------

Balance, March 31, 2008   $ 21,360  $  (14,605)  $     (1,016)  $  5,739
                          ========  ===========  =============  =========


  The accompanying notes are an integral part of these financial statements

                                     F-5a
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                BEIJING HAPPY VITAMINS TRADING CO., LTD.
                       Statements of Cash Flows


Statements of Cash Flows

                                                       From Inception
                                       For the Three    on July 24,
                                        Months Ended    2007 Through
                                          March 31,     December 31,
                                            2008            2007
                                       --------------  --------------
OPERATING ACTIVITIES

  Net loss                             $      (3,526)  $     (11,078)
  Adjustments to Reconcile Net Loss to
  Net Cash Used by Operating Activities:
    Effect of foreign exchange rate
      changes                                   (566)           (451)
  Changes in operating assets and
  liabilities:
    Changes in prepaid expenses                 (125)           (615)
    Changes in taxes payable                 (10,649)         10,649
    Changes in other payables                   (299)            299
                                       --------------  --------------
     Net Cash Used in Operating
       Activities                            (15,165)         (1,196)
                                       --------------  --------------

INVESTING ACTIVITIES

  Purchase of property and equipment               -               -
                                       --------------  --------------
     Net Cash Used in Operating
       Activities                                  -               -
                                       --------------  --------------

FINANCING ACTIVITIES

  Proceeds from member equity
    contributions                                859          20,501
                                       --------------  --------------
     Net Cash Provided by Financing
       Activities                                859          20,501
                                       --------------  --------------

  NET DECREASE IN CASH                       (14,306)         19,305

  CASH AT BEGINNING OF PERIOD                 19,305               -
                                       --------------  --------------

  CASH AT END OF PERIOD                $       4,999   $      19,305
                                       ==============  ==============

SUPPLEMENTAL DISCLOSURES OF
 CASH FLOW INFORMATION

  CASH PAID FOR:

   Interest                            $           -   $           -
   Income Taxes                        $           -   $           -

  The accompanying notes are an integral part of these financial statements

                                     F-6a
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              BEIJING HAPPY VITAMINS TRADING CO., LTD.
                   Notes to Financial Statements
                March 31, 2008 and December 31, 2007

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
------------------
Beijing Happy Vitamins Trading Co., Ltd (the Company) was incorporated as a limited liability corporation in Beijing, China on July 24, 2007. The Company has been engaged in the purchase and resale of sesame seeds. In 2008, the Company will become more focused in the development, manufacturing, and distribution of vitamin enhanced water and related beverages.


Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------
The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Advertising Costs
-----------------
The Company's policy regarding advertising is to expense advertising when incurred. The Company had not incurred any advertising expense as March 31, 2008 and December 31, 2007.

Cash and Cash Equivalents
-------------------------
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Accounting Basis
----------------
The basis is accounting principles generally accepted in the United States of America. The Company has adopted a December 31 fiscal year end.

Income Taxes
------------
The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 Requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

                                   F-7a

              BEIJING HAPPY VITAMINS TRADING CO., LTD.
                   Notes to Financial Statements
                March 31, 2008 and December 31, 2007


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)
------------------------

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 25% to the net loss before provision for income taxes for the following reasons:

                                         March 31,        December 31,
                                           2008               2007
                                       -------------      ------------
Income tax expense at statutory rate   $        882       $     2,770
Valuation allowance                            (882)           (2,770)
                                       -------------      ------------
Income tax expense per books           $          -       $         -
                                       =============      ============

Net deferred tax assets consist of the following components as of:

                                         March 31,        December 31,
                                           2008               2007
                                       -------------      ------------
NOL carryover                          $      3,652       $     2,770
Valuation allowance                          (3,652)           (2,770)
                                       -------------      ------------
Net deferred tax asset                 $          -       $         -
                                       =============      ============

The Company is subject to income taxes in the nation of China. Net operating loss carry forwards for federal income tax reporting purposes are subject to limitations.

Impairment of Long-Lived Assets
-------------------------------
The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows.

If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Inventory
---------
The Company accounts for inventory of raw materials and finished goods on a cost basis. The inventory is maintained on a first in- first out (FIFO) basis.

                                     F-8a
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              BEIJING HAPPY VITAMINS TRADING CO., LTD.
                   Notes to Financial Statements
                March 31, 2008 and December 31, 2007

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-based compensation
------------------------
As of March 31, 2008, the Company has not issued any share-based payments to its employees.

The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Recent Accounting Pronouncements
--------------------------------
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109", which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140." This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer's financial assets that meets the requirements for sale accounting; a transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and

                                     F-9a
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              BEIJING HAPPY VITAMINS TRADING CO., LTD.
                   Notes to Financial Statements
                March 31, 2008 and December 31, 2007

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)
--------------------------------------------

classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity's fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company's financial condition or results of operations.


2. GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $14,605 as of March 31, 2008. The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.


                                      F-10a
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